Dreyfus

New Jersey Intermediate

Municipal Bond Fund

SEMIANNUAL REPORT September 30, 2000

(reg.tm)





The views expressed herein are current to the date of this report. These views and the composition of the fund's portfolio are subject to change at any time based on market and other conditions.

           * Not FDIC-Insured * Not Bank-Guaranteed * May Lose Value


                                 Contents

                                 THE FUND
--------------------------------------------------

                             2   Letter from the President

                             3   Discussion of Fund Performance

                             6   Statement of Investments

                            13   Statement of Assets and Liabilities

                            14   Statement of Operations

                            15   Statement of Changes in Net Assets

                            16   Financial Highlights

                            17   Notes to Financial Statements

                                 FOR MORE INFORMATION
---------------------------------------------------------------------------

                                 Back Cover

                                                                       The Fund

                                                             Dreyfus New Jersey

                                               Intermediate Municipal Bond Fund

LETTER FROM THE PRESIDENT

Dear Shareholder:

We are pleased to present this semiannual report for Dreyfus New Jersey Intermediate Municipal Bond Fund, covering the six-month period from April 1, 2000 through September 30, 2000. Inside, you'll find valuable information about how the fund was managed during the reporting period, including a discussion with the fund's portfolio manager, Joseph Darcy.

Despite some modest fluctuations because of changing economic conditions, municipal bond prices rose modestly over the past six months with a rally in the municipal bond market. Most sectors of the municipal bond market have also benefited from slowing economic growth as well. Additionally, the moderating effects of the Federal Reserve Board's (the "Fed") interest-rate hikes during the first half of 2000 helped the Fed to achieve its goal of slowing the U.S. economy. Other factors such as higher energy prices and a weak euro also served to slow economic growth.

In general, the overall investment environment that prevailed in the second half of the 1990s had provided returns well above their long-term averages, establishing unrealistic expectations for some investors. We believe that as the risks of the stock market have become more apparent, the relative stability and income potential of municipal bonds can make them an attractive investment as part of a well-balanced portfolio.

For more information about the economy and financial markets, we encourage you to visit the Market Commentary section of our website at www.dreyfus.com. Or, to speak with a Dreyfus customer service representative, call us at 1-800-782-6620

Thank you for investing in Dreyfus New Jersey Intermediate Municipal Bond Fund.

Sincerely,


Stephen E. Canter

President and Chief Investment Officer

The Dreyfus Corporation

October 16, 2000




DISCUSSION OF FUND PERFORMANCE

Joseph Darcy, Portfolio Manager

How did Dreyfus New Jersey Intermediate Municipal Bond Fund perform during the period?

The fund produced a 3.14% total return over the six-month reporting period ended September 30, 2000.(1) This compares to a total return of 3.08% for the Lipper Other States Intermediate Municipal Debt Funds category average.(2)

We attribute our performance to our relatively defensive duration management strategy, particularly at the start of the reporting period when the municipal bond market rallied after several months of disappointing performance. Although we began to increase the fund's average duration -- a measure of sensitivity to changing interest rates -- soon thereafter, a lack of supply in the New Jersey market constrained our ability to extend the fund's average duration to the extent that we would have preferred.

What is the fund's investment approach?

The fund' s objective is to seek as high a level of income exempt from federal and New Jersey state income taxes as is consistent with the preservation of capital. We also seek to provide a competitive total return consistent with this income objective.

In pursuing these goals, we employ two primary strategies. First, we evaluate interest-rate trends and supply-and-demand factors in the bond market. Based on that assessment, we select the individual intermediate-term, tax-exempt bonds that we believe are most likely to provide the highest returns with the least risk. We look at such criteria as the bond' s yield, price, age, the creditworthiness of its issuer and any provisions for early redemption

Second, we actively manage the portfolio's average duration in anticipation of temporary supply-and-demand changes. If we expect the supply of newly issued bonds to increase temporarily, we may reduce the portfolio's average duration to
make    cash    available    for    the    purchase     The    Fund


DISCUSSION OF FUND PERFORMANCE (CONTINUED)

of higher yielding securities. Conversely, if we expect demand for municipal bonds to surge at a time when we anticipate little issuance, we may increase the portfolio' s average duration to maintain current yields for as long as practical.

What other factors influenced the fund's performance?

The fund was positively influenced over the past six months by favorable economic and market conditions. When the reporting period began on April 1, 2000, the U.S. economy continued to grow strongly, raising concerns that long-dormant inflationary pressures might reemerge. In response, the Federal Reserve Board (the "Fed" ) raised short-term interest rates once during the reporting period. However, signs soon emerged that the Fed's previous rate hikes were having the desired effect of slowing the economy. Fewer housing starts, moderating growth and little change in the core inflation rate may suggest that the Fed's restrictive monetary policies could be near an end.

In addition, the continuing strength of the U.S. economy helped keep municipal bond yields relatively low compared to taxable bonds. New Jersey enjoyed higher tax revenues, curtailing the state's need to borrow and resulting in a reduced supply of securities compared to the same period in 1999. At the same time, demand for municipal bonds has been strong from individuals seeking to protect wealth. When demand rises and supply falls, prices of existing bonds tend to
move    higher.

In this environment, we maintained our focus on high quality, income-oriented securities that would not be subject to early redemption by their issuers over the next several years. However, because of the reduced supply of New Jersey bonds, we were unable to find enough securities that met our criteria. This prevented us from extending the fund's average duration as much as we would have liked during the market rally. However, our shorter than average position helped the fund weather occasional downturns -- such as the one that occurred in April and May -- more effectively than many of our peers.


What is the fund's current strategy?

We have continued to gradually extend the fund's average duration as investment opportunities arise in high quality, call-protected securities providing competitive levels of income. In addition, as part of our risk management strategy, we have increased the level of diversification within the fund by reducing certain large positions and redeploying those assets to a variety of other market sectors, including essential services bonds from several local issuers.

In our view, slower economic growth and dissipating inflation concerns should benefit the municipal bond market overall. However, should the economy slow, some issuers may have more difficulty meeting their revenue projections, which could adversely affect their credit ratings. Accordingly, we have continued to focus on high quality, income-oriented bonds in an effort to balance our income objectives with the need for capital preservation.

October 16, 2000

(1) TOTAL RETURN INCLUDES REINVESTMENT OF DIVIDENDS AND ANY CAPITAL GAINS PAID. PAST PERFORMANCE IS NO GUARANTEE OF FUTURE RESULTS. SHARE PRICE, YIELD AND INVESTMENT RETURN FLUCTUATE SUCH THAT UPON REDEMPTION, FUND SHARES MAY BE WORTH MORE OR LESS THAN THEIR ORIGINAL COST. INCOME MAY BE SUBJECT TO STATE AND LOCAL TAXES FOR NON-NEW JERSEY RESIDENTS, AND SOME INCOME MAY BE SUBJECT TO THE FEDERAL ALTERNATIVE MINIMUM TAX (AMT) FOR CERTAIN INVESTORS. CAPITAL GAINS, IF ANY, ARE FULLY TAXABLE. RETURN FIGURES PROVIDED REFLECT THE ABSORPTION OF FUND EXPENSES BY THE DREYFUS CORPORATION PURSUANT TO AN UNDERTAKING IN EFFECT THAT MAY BE EXTENDED, TERMINATED OR MODIFIED AT ANY TIME. HAD THESE EXPENSES NOT BEEN ABSORBED, THE FUND'S RETURN WOULD HAVE BEEN LOWER.

(2)  SOURCE: LIPPER INC.

                                                             The Fund

STATEMENT OF INVESTMENTS

September 30, 2000 (Unaudited)

STATEMENT OF INVESTMENTS

                                                                                               Principal

LONG-TERM MUNICIPAL INVESTMENTS--98.0%                                                        Amount ($)               Value ($)
------------------------------------------------------------------------------------------------------------------------------------

NEW JERSEY--93.1%

Atlantic City Board of Education

   5.50%, 12/1/2008 (Insured; FSA , Guaranteed;
   School Board Reserve Fund)                                                                 1,250,000                1,312,362

Atlantic County Utilities Authority, Sewer Revenue

   5%, 1/15/2009 (Insured; AMBAC)                                                             2,760,000                2,801,924

Bayshore Regional Sewer Authority, Subordinated Sewer Revenue:

   5.10%, 5/1/2004 (Insured; MBIA)                                                            1,110,000                1,131,612

   5.30%, 4/1/2008 (Insured; MBIA)                                                            1,000,000                1,035,980

   5.40%, 4/1/2009 (Insured; MBIA)                                                            1,000,000                1,039,030

Brick Township Municipal Utilities Authority, Water and Sewer

   Revenue 5.10%, 12/1/2009 (Insured; FGIC)                                                   1,500,000                1,532,565

Burlington County:

   5.35%, 9/15/2003                                                                           1,000,000                1,016,800

   5.20%, 10/1/2009                                                                           2,000,000                2,030,660

Camden County Improvement Authority, Revenue

  County Guaranteed Lease:

      5.40%, 12/1/2002                                                                          855,000                  871,493

      5.85%, 10/1/2006 (Insured; MBIA)                                                        1,000,000                1,058,330

Camden County Municipal Utilities Authority,

  County Agreement Sewer Revenue

   5%, 7/15/2009 (Insured; FGIC)                                                              3,200,000                3,233,728

Dover Township 5.90%, 10/15/2002 (Insured; AMBAC)                                             1,640,000                1,688,232

Freehold Regional High School:

  5.50%, 3/1/2009

      (Insured; FGIC, Guaranteed; School Board Reserve Fund)                                  1,450,000                1,526,255

   5.50%, 3/1/2010

      (Insured; FGIC, Guaranteed; School Board Reserve Fund)                                  2,460,000                2,593,972

Greenwich Township Board of Education
   5%, 1/15/2011 (Insured; FSA)                                                               1,015,000                1,022,633

Hillside Township:

   6.60%, 2/15/2007 (Insured; MBIA) (Prerefunded 2/15/2002)                                     705,000  (a)             738,847

   6.60%, 2/15/2007 (Insured; MBIA)                                                             295,000                  308,048

City of Hoboken Parking Authority, Parking General Revenue:

   6.10%, 3/1/2002                                                                              375,000                  382,046

   6.20%, 3/1/2003                                                                              395,000                  407,988

Hudson County, Vocational School Improvement

   5.05%, 10/1/2008 (Insured; FSA)                                                            1,010,000                1,027,624

Hudson County Improvement Authority:

  Facility Lease Revenue (Hudson County Lease Project)

      5.25%, 10/1/2012 (Insured; FGIC)                                                        3,195,000                3,250,976

   Solid Waste System Revenue

      6.75%, 1/1/2003                                                                         3,000,000                3,077,550



                                                                                               Principal

LONG-TERM MUNICIPAL INVESTMENTS (CONTINUED)                                                   Amount ($)               Value ($)
------------------------------------------------------------------------------------------------------------------------------------

NEW JERSEY (CONTINUED)

Jersey City:

   Public Improvement 5.25%, 9/1/2010 (Insured; MBIA)                                         1,605,000                1,664,626

   Water 5.20%, 10/1/2008 (Insured; AMBAC)                                                    1,565,000                1,614,063

Lacey Municipal Utilities Authority, Water Revenue:

   5.10%, 12/1/2003 (Insured; MBIA)                                                             800,000                  815,528

   5.20%, 12/1/2004 (Insured; MBIA)                                                           1,215,000                1,245,788

Manalapan-Englishtown Regional School District Board of Education

   (School Bonds) 5%, 5/1/2004                                                                1,950,000                1,982,877

Mercer County Improvement Authority, Revenue, Township

  Guaranteed (Hamilton Board of Education Lease Project)

   5.70%, 6/1/2002 (Insured; MBIA)                                                              470,000                  479,372

Middlesex County Utilities Authority, Sewer Revenue:

   5%, 9/15/2008 (Insured; FGIC)                                                              1,000,000                1,014,950

   6.25%, 8/15/2010 (Insured; MBIA)                                                           1,500,000                1,630,515

Monmouth County 5.10%, 10/1/2010                                                              2,600,000                2,652,910

Monmouth County Improvement Authority, Revenue

   (Correctional Facilities) 5%, 8/1/2009                                                     1,500,000                1,523,715

City of Newark Board of Education

   5.875%, 12/15/2006 (Insured; MBIA)                                                         1,755,000                1,866,197

State of New Jersey 5.50%, 8/1/2011                                                           3,100,000                3,250,753

New Jersey Economic Development Authority, Revenue:

  District Heating and Cooling (Trenton-Trigen Project)

      6.10%, 12/1/2004                                                                        2,885,000                2,903,147

   Market Transition Facility Revenue
      7%, 7/1/2004 (Insured; MBIA)                                                            2,275,000                2,462,369

   (Transportation Project Sublease)
      5.25%, 5/1/2011 (Insured; FSA)                                                          2,210,000                2,272,278

   (Trenton Office Complex)
      5.25%, 6/15/2009 (Insured; FSA)                                                         1,900,000                1,960,819

   Waste Paper Recycling (MPMI Inc. Project)
      5.75%, 2/1/2004                                                                         2,040,000                2,026,169

New Jersey Educational Facilities Authority, Revenue:

  College and University:

    (Capital Improvement Fund):

         5%, 9/1/2009                                                                         1,400,000                1,424,654

         5%, 9/1/2013 (Insured; FSA)                                                          1,250,000                1,235,313

      (Institute of Advanced Study)

         6.15%, 7/1/2004 (Prerefunded 7/1/2001)                                                 560,000  (a)             572,891

      (Princeton University):

         5.125%, 7/1/2012                                                                     1,550,000                1,570,073

         5.25%, 7/1/2014                                                                      2,885,000                2,905,570

      (Ramapo College) 5.15%, 7/1/2004 (Insured; MBIA)                                        1,010,000                1,031,503

                                                                                                     The Fund

STATEMENT OF INVESTMENTS (Unaudited) (CONTINUED)

                                                                                               Principal

LONG-TERM MUNICIPAL INVESTMENTS (CONTINUED)                                                   Amount ($)               Value ($)
------------------------------------------------------------------------------------------------------------------------------------

NEW JERSEY (CONTINUED)

New Jersey Educational Facilities Authority, Revenue (continued):

  College and University (continued):

      (Saint Peter's College) 5%, 7/1/2008                                                    2,200,000                2,146,430

      (Seton Hall University) 5.25%, 7/1/2006 (Insured; AMBAC)                                2,030,000                2,097,457

      (University of Medicine and Dentistry)
         5%, 12/1/2004 (Insured; AMBAC)                                                       4,790,000                4,880,818

   Higher Educational Facilities Trust Fund:

      5.125%, 9/1/2006 (Insured; AMBAC)                                                       2,775,000                2,846,068

      5.125%, 9/1/2009 (Insured; AMBAC)                                                       2,000,000                2,038,420

New Jersey Environmental Infrastructure Trust,
   Waste Water Treatment

   5%, 9/1/2007                                                                               1,820,000                1,857,801

New Jersey Health Care Facilities Financing Authority,
   Health Hospital and Nursing Home Revenue:

      (Burdette Tomlin Memorial Hospital Issue)

         6%, 7/1/2003 (Insured; FGIC)                                                         1,665,000                1,714,850

      (Deborah Heart and Lung Center Issue):

         5.60%, 7/1/2003                                                                      1,710,000                1,689,754

         5.80%, 7/1/2004                                                                        745,000                  736,537

         5.90%, 7/1/2005                                                                        790,000                  780,275

      (Mountainside Hospital) 5.10%, 7/1/2003 (Insured; MBIA)                                 1,630,000                1,653,912

      (Rahway Hospital Obligated Group Issue) 5%, 8/1/2008                                    2,000,000                1,662,520

      (Raritan Bay Medical Center Issue) 6.625%, 7/1/2005                                     2,800,000                2,756,628

      (Robert Wood Johnson University Center):

         5%, 7/1/2008 (Insured; MBIA)                                                         1,500,000                1,518,645

         5.375%, 7/1/2013                                                                     2,000,000                1,976,220

      (Saint Joseph's Hospital and Medical Center)

         5.15%, 7/1/2006 (Insured; Connie Lee)                                                2,555,000                2,606,407

      (West Jersey Health System)
         5.45%, 7/1/2002 (Insured; MBIA)                                                      2,160,000                2,195,748

New Jersey Higher Education Assistance Authority,
   Student Loan Revenue

   (NJClass Loan Program) 5.60%, 1/1/2001                                                       695,000                  696,404

New Jersey Highway Authority, Senior Parkway Revenue

  (Garden State Parkway):

      5.70%, 1/1/2002                                                                           500,000                  507,665

      5.90%, 1/1/2004                                                                           500,000                  517,815

New Jersey Housing and Mortgage Finance Agency, Revenue

   Home Buyer 5%, 4/1/2005 (Insured; MBIA)                                                    2,000,000                2,019,260

New Jersey Sports and Exposition Authority,
   Convention Center Luxury Tax

   Revenue 5.75%, 7/1/2002 (Insured; MBIA)                                                    2,000,000                2,044,140



                                                                                               Principal

LONG-TERM MUNICIPAL INVESTMENTS (CONTINUED)                                                   Amount ($)                Value ($)
------------------------------------------------------------------------------------------------------------------------------------

NEW JERSEY (CONTINUED)

New Jersey Transportation Trust Fund Authority,

  Transportation System:

      5.125%, 6/15/2007 (Insured; AMBAC)                                                      1,870,000                1,918,938

      5.50%, 6/15/2009                                                                        3,225,000                3,382,767

New Jersey Turnpike Authority, Turnpike Revenue

   5.75%, 1/1/2010 (Insured; MBIA)                                                            3,000,000                3,209,580

New Jersey Wastewater Treatment Trust:

   5.90%, 5/1/2003 (Insured; MBIA) (Prerefunded 5/1/2002)                                     1,400,000  (a)           1,457,190

   Loan Revenue:

      6.30%, 7/1/2005                                                                            50,000                   51,612

      6.30%, 7/1/2005 (Prerefunded 7/1/2001)                                                  3,545,000  (a)           3,664,289

North Brunswick Township 6.30%, 5/15/2006

   (Prerefunded 5/15/2002)                                                                    1,860,000  (a)           1,942,863

North Hudson Sewer Authority, Sewer Revenue

   5.25%, 8/1/2010 (Insured; FGIC)                                                            3,825,000                3,929,805

North Jersey District Water Supply Commission, Revenue

   (Wanaque South Project) 5.40%, 7/1/2002 (Insured; MBIA)                                    2,795,000                2,841,285

Northeast Monmouth County Regional Sewer Authority,

  Sewer Revenue

   5%, 11/1/2010 (Insured; MBIA)                                                              2,250,000                2,276,010

Ocean County, General Improvement:

   5.65%, 7/1/2005                                                                            1,600,000                1,676,112

   5%, 9/1/2012                                                                               1,300,000                1,299,363

   5%, 9/1/2013                                                                               1,200,000                1,187,016

Parsippany--Troy Hills Township 6%, 4/1/2004                                                  1,630,000                1,708,207

Passaic County Utilities Authority, SWDR:

   5%, 3/1/2007                                                                               1,300,000                1,306,383

   5%, 3/1/2008                                                                               1,195,000                1,197,486

City of Perth Amboy Board of Education, COP,

  Lease Purchase Agreement

   (FWB Leasecorp, Inc.) 5.60%, 12/15/2002 (Insured; FSA)                                     1,265,000                1,296,423

Pinelands Regional Board of Education, COP,

  Lease Purchase Agreement

  (A & R Hunt Enterprises, Inc.)

   5.70%, 2/15/2003 (Insured; FSA)                                                              350,000                  359,866

Port Authority of New York and New Jersey,

  (Consolidated Board 101st Series)

   5.25%, 9/15/2006 (Insured; MBIA)                                                           1,000,000                1,024,890

Township of Roxbury, Water and Sewer Assessment

   5.05%, 8/1/2004 (Insured; AMBAC)                                                           1,175,000                1,199,346

                                                                                                     The Fund

STATEMENT OF INVESTMENTS (Unaudited) (CONTINUED)

                                                                                               Principal

LONG-TERM MUNICIPAL INVESTMENTS (CONTINUED)                                                   Amount ($)               Value ($)
------------------------------------------------------------------------------------------------------------------------------------

NEW JERSEY (CONTINUED)

Rutgers State University, University Revenue

   (State University of New Jersey) 6.30%, 5/1/2005                                           2,900,000                3,027,600

South Brunswick Township Board of Education

  5.625%, 12/1/2010 (Insured; FGIC , Guaranteed; School

   Board Reserve Fund)                                                                        1,820,000                1,933,677

South Jersey Port Corp., Marine Terminal Revenue:

   5.30%, 1/1/2005                                                                              930,000                  941,393

   5.40%, 1/1/2006                                                                            1,010,000                1,023,877

South Jersey Transportation Authority,

  Transportation System Revenue

   5.50%, 11/1/2002 (Insured; MBIA)                                                           2,000,000                2,043,160

Southern Regional High School District

   5.50%, 9/1/2011 (Insured; MBIA)                                                            1,600,000                1,650,832

Sussex County Municipal Utilities Authority,

  Wastewater Facilities Revenue

   5%, 12/1/2003 (Insured; MBIA)                                                              1,755,000                1,770,233

Trenton 5.125%, 1/15/2013 (Insured; FGIC)                                                     1,000,000                1,002,860

Warren County Pollution Control Financing Authority,

  Landfill Revenue

   5.60%, 12/1/2002                                                                           1,765,000                1,710,409

West Deptford Township 5.20%, 3/1/2011 (Insured; AMBAC)                                       2,000,000                2,040,000

West Morris Regional High School District

  Board of Education, School

   5.875%, 1/15/2004                                                                            250,000                  260,512

West Windsor Township, General Improvement:

   5.70%, 10/15/2002                                                                            600,000                  606,318

   5.90%, 10/15/2003                                                                            600,000                  606,372

West Windsor-Plainsboro Regional Board of Education, COP,

  Lease Purchase Agreement (Lamington Funding Corp.)

   5.50%, 3/15/2003 (Insured; MBIA)                                                           1,115,000                1,141,336

Western Monmouth Utilities Authority, Revenue

   5.15%, 2/1/2008 (Insured; AMBAC)                                                           1,000,000                1,021,880

Woodbridge Township:

   5.65%, 8/15/2002                                                                           1,320,000                1,347,086

   6.20%, 8/15/2007                                                                           2,000,000                2,098,900


                                                                                               Principal

LONG-TERM MUNICIPAL INVESTMENTS (CONTINUED)                                                   Amount ($)               Value ($)
------------------------------------------------------------------------------------------------------------------------------------

U.S. RELATED --4.9%

Commonwealth of Puerto Rico, Improvement

   5.30%, 7/1/2004 (Insured; MBIA)                                                            5,000,000                5,186,300

Virgin Islands, Subordinated Special Tax

  (Insurance Claims Fund Program/ GO Matching Fund)

   5.65%, 10/1/2003 (Prerefunded 10/1/2001)                                                   2,080,000  (a)           2,106,229

Virgin Islands Public Finance Authority, Revenue:

  (Matching Fund Loan Notes)

      7%, 10/1/2002                                                                             250,000                  263,158

   (Senior Lien Fund) 5.50%, 10/1/2008 (Insured; ACA)                                         1,500,000                1,533,585

Virgin Islands Water and Power Authority,

  Water System Revenue

   7.20%, 1/1/2002                                                                              200,000                  203,994
------------------------------------------------------------------------------------------------------------------------------------

TOTAL INVESTMENTS (cost $181,408,504)                                                             98.0%              184,587,651

CASH AND RECEIVABLES (NET)                                                                         2.0%                3,793,922

NET ASSETS                                                                                       100.0%              188,381,573

                                                                      The Fund


STATEMENT OF INVESTMENTS (Unaudited) (CONTINUED)

Summary of Abbreviations

ACA              American Capital Access

AMBAC            American Municipal Bond
                     Assurance Corporation

COP              Certificate of Participation

FGIC             Financial Guaranty Insurance Company

FSA              Financial Security Assurance

MBIA             Municipal Bond Investors Assurance

                     Insurance Corporation

SWDR             Solid Waste Disposal Revenue

Summary of Combined Ratings (Unaudited)

Fitch                or          Moody's               or        Standard & Poor's                           Value (%)
------------------------------------------------------------------------------------------------------------------------------------

AAA                              Aaa                             AAA                                              66.0

AA                               Aa                              AA                                               17.2

A                                (a)                             A                                                 4.9

BBB                              Baa                             BBB                                               7.2

B                                B                               B                                                  .9

Not Rated (b)                    Not Rated( b)                   Not Rated (b)                                     3.8

                                                                                                                 100.0

(A)  BONDS WHICH ARE PREREFUNDED ARE COLLATERALIZED BY U.S. GOVERNMENT
SECURITIES WHICH ARE HELD IN ESCROW AND ARE USED TO PAY PRINCIPAL AND INTEREST
ON THE MUNICIPAL ISSUE AND TO RETIRE THE BONDS IN FULL AT THE EARLIEST REFUNDING
DATE.

(B)  SECURITIES WHICH, WHILE NOT RATED BY FITCH, MOODY'S AND STANDARD & POOR'S
HAVE BEEN DETERMINED BY THE MANAGER TO BE OF COMPARABLE QUALITY TO THOSE RATED
SECURITIES IN WHICH THE FUND MAY INVEST.

SEE NOTES TO FINANCIAL STATEMENTS.


STATEMENT OF ASSETS AND LIABILITIES

September 30, 2000 (Unaudited)

                                                             Cost         Value
-------------------------------------------------------------------------------

ASSETS ($):

Investments in securities--See Statement of
Investments                                           181,408,504   184,587,651

Cash                                                                    933,303

Interest receivable                                                   2,663,885

Receivable for investment securities sold                               268,900

Receivable for shares of Beneficial Interest subscribed                 100,500

Prepaid expenses                                                          3,596

                                                                    188,557,835
-------------------------------------------------------------------------------

LIABILITIES ($):

Due to The Dreyfus Corporation and affiliates                           120,036

Payable for shares of Beneficial Interest redeemed                        1,522

Accrued expenses                                                         54,704

                                                                        176,262
-------------------------------------------------------------------------------

NET ASSETS ($)                                                      188,381,573
-------------------------------------------------------------------------------

COMPOSITION OF NET ASSETS ($):

Paid-in capital                                                     189,075,479

Accumulated undistributed investment income--net                         22,338

Accumulated net realized gain (loss) on investments                  (3,895,391)

Accumulated net unrealized appreciation (depreciation)
  on investments--Note 4                                              3,179,147
-------------------------------------------------------------------------------

NET ASSETS ($)                                                      188,381,573
-------------------------------------------------------------------------------

SHARES OUTSTANDING

(unlimited number of $.001 par value shares of Beneficial Interest authorized) 14,013,927

NET ASSET VALUE, offering and redemption price per share-Note 3(d) ($)    13.44

SEE NOTES TO FINANCIAL STATEMENTS.

                                                             The Fund

STATEMENT OF OPERATIONS

Six Months Ended September 30, 2000 (Unaudited)

-------------------------------------------------------------------------------

INVESTMENT INCOME ($):

INTEREST INCOME                                                      4,902,524

EXPENSES:

Management fee--Note 3(a)                                              564,370

Shareholder servicing costs--Note 3(b)                                 145,340

Professional fees                                                       19,203

Trustees' fees and expenses--Note 3(c)                                  12,041

Prospectus and shareholders' reports                                     9,933

Custodian fees                                                           9,611

Registration fees                                                        2,344

Loan commitment fees--Note 2                                               328

Miscellaneous                                                           11,098

TOTAL EXPENSES                                                         774,268

Less--reduction in management fee due to
  undertaking--Note 3(a)                                               (21,446)

NET EXPENSES                                                           752,822

INVESTMENT INCOME--NET                                               4,149,702
-------------------------------------------------------------------------------

REALIZED AND UNREALIZED GAIN (LOSS) ON INVESTMENTS--NOTE 4 ($):

Net realized gain (loss) on investments                                105,634

Net unrealized appreciation (depreciation) on investments            1,554,981

NET REALIZED AND UNREALIZED GAIN (LOSS) ON INVESTMENTS               1,660,615

NET INCREASE IN NET ASSETS RESULTING FROM OPERATIONS                 5,810,317

SEE NOTES TO FINANCIAL STATEMENTS.


STATEMENT OF CHANGES IN NET ASSETS

                                         Six Months Ended

                                       September 30, 2000          Year Ended

                                              (Unaudited)      March 31, 2000
--------------------------------------------------------------------------------

OPERATIONS ($):

Investment income--net                          4,149,702           8,877,598

Net realized gain (loss) on investments           105,634            (250,638)

Net unrealized appreciation (depreciation)
   on investments                               1,554,981          (8,956,344)

NET INCREASE (DECREASE) IN
   NET ASSETS RESULTING FROM OPERATIONS         5,810,317            (329,384)
--------------------------------------------------------------------------------

DIVIDENDS TO SHAREHOLDERS FROM ($):

INVESTMENT INCOME--NET                         (4,127,364)         (8,877,598)
--------------------------------------------------------------------------------

BENEFICIAL INTEREST TRANSACTIONS ($):

Net proceeds from shares sold                  15,117,119          31,359,177

Dividends reinvested                            3,437,429           7,476,960

Cost of shares redeemed                       (20,560,473)        (58,590,997)

INCREASE (DECREASE) IN NET ASSETS FROM
   BENEFICIAL INTEREST TRANSACTIONS            (2,005,925)        (19,754,860)

TOTAL INCREASE (DECREASE) IN NET ASSETS          (322,972)        (28,961,842)
--------------------------------------------------------------------------------

NET ASSETS ($):

Beginning of Period                           188,704,545         217,666,387

END OF PERIOD                                 188,381,573         188,704,545

Undistributed investment income--net               22,338                --
-------------------------------------------------------------------------------

CAPITAL SHARE TRANSACTIONS (SHARES):

Shares sold                                     1,130,973           2,324,426

Shares issued for dividends reinvested            257,482             554,651

Shares redeemed                                (1,537,796)         (4,345,890)

NET INCREASE (DECREASE) IN SHARES OUTSTANDING    (149,341)         (1,466,813)

SEE NOTES TO FINANCIAL STATEMENTS.

                                                             The Fund

FINANCIAL HIGHLIGHTS

The following table describes the performance for the fiscal periods indicated. Total return shows how much your investment in the fund would have increased (or decreased) during each period, assuming you had reinvested all dividends and distributions. These figures have been derived from the fund's financial statements.

                                          Six Months Ended

                                        September 30, 2000                                   Year Ended March 31,
                                                                   -----------------------------------------------------------------

                                                (Unaudited)         2000          1999          1998           1997          1996
------------------------------------------------------------------------------------------------------------------------------------

PER SHARE DATA ($):

Net asset value,
   beginning of period                               13.32         13.93         13.83         13.35          13.44         13.12

Investment Operations:

Investment income--net                                 .30           .59           .59           .59            .59           .60

Net realized and unrealized
   gain (loss) on investments                          .11          (.61)          .10           .48           (.08)          .32

Total from Investment Operations                       .41          (.02)          .69          1.07            .51           .92

Distributions:

Dividends from investment
   income--net                                        (.29)         (.59)         (.59)         (.59)          (.06)         (.60)

Net asset value, end of period                       13.44         13.32         13.93         13.83          13.35         13.44
------------------------------------------------------------------------------------------------------------------------------------

TOTAL RETURN (%)                                      6.26(a)       (.09)         5.04          8.18           3.84          7.09
------------------------------------------------------------------------------------------------------------------------------------

RATIOS/SUPPLEMENTAL DATA (%):

Ratio of expenses to
   average net assets                                  .80(a)        .79           .80           .78            .78           .72

Ratio of net investment income
   to average net assets                              4.41(a)       4.38          4.21          4.34           4.43          4.47

Decrease reflected in above
   expense ratios due to
   undertakings by The
   Dreyfus Corporation                                 .02(a)        .04           .04           .03             --           .06

Portfolio Turnover Rate                              10.49(b)      16.95         18.81          6.90          14.60         13.69
-----------------------------------------------------------------------------------------------------------------------------------

Net Assets, end of period
   ($ x 1,000)                                     188,382       188,705       217,666       215,843        216,350       229,034

(A) ANNUALIZED.

(B) NOT ANNUALIZED.

SEE NOTES TO FINANCIAL STATEMENTS.




NOTES TO FINANCIAL STATEMENTS (Unaudited)

NOTE 1--Significant Accounting Policies:

Dreyfus New Jersey Intermediate Municipal Bond Fund (the "fund") is registered under the Investment Company Act of 1940, as amended (the "Act"), as a non-diversified open-end management investment company. The fund's investment objective is to provide investors with as high a level of current income exempt from Federal and New Jersey state income taxes as is consistent with the preservation of capital. The Dreyfus Corporation (the "Manager") serves as the fund' s investment adviser. The Manager is a direct subsidiary of Mellon Bank, N.A., which is a wholly-owned subsidiary of Mellon Financial Corporation. Dreyfus Service Corporation (the "Distributor"), a wholly-owned subsidiary of the Manager, is the distributor of the fund's shares, which are sold to the public without a sales charge.

The fund' s financial statements are prepared in accordance with generally accepted accounting principles which may require the use of management estimates and assumptions. Actual results could differ from those estimates.

(a) Portfolio valuation: Investments in securities (excluding options and financial futures on municipal and U.S. treasury securities) are valued each business day by an independent pricing service ("Service") approved by the Board of Trustees. Investments for which quoted bid prices are readily available and are representative of the bid side of the market in the judgment of the Service are valued at the mean between the quoted bid prices (as obtained by the Service from dealers in such securities) and asked prices (as calculated by the Service based upon its evaluation of the market for such securities). Other investments (which constitute a majority of the portfolio securities) are carried at fair value as determined by the Service, based on methods which include consideration of: yields or prices of municipal securities of comparable quality, coupon, maturity and type; indications as to values from dealers; and general market conditions. Options and financial futures on municipal and U.S. treasury securities are valued at the last sales price on the securities exchange on
which    such    securities    are    pri    The    Fund

NOTES TO FINANCIAL STATEMENTS (Unaudited) (CONTINUED)

marily traded or at the last sales price on the national securities market on each business day. Investments not listed on an exchange or the national securities market, or securities for which there were no transactions, are valued at the average of the most recent bid and asked prices. Bid price is used when no asked price is available.

(b) Securities transactions and investment income: Securities transactions are recorded on a trade date basis. Realized gain and loss from securities transactions are recorded on the identified cost basis. Interest income, adjusted for amortization of premiums and original issue discounts on investments, is earned from settlement date and recognized on the accrual basis. Securities purchased or sold on a when-issued or delayed-delivery basis may be settled a month or more after the trade date. Under the terms of the custody agreement, the fund receives net earnings credits based on available cash balances left on deposit.

The fund follows an investment policy of investing primarily in municipal obligations of one state. Economic changes affecting the state and certain of its public bodies and municipalities may affect the ability of issuers within the state to pay interest on, or repay principal of, municipal obligations held by the fund.

(c) Dividends to shareholders: It is the policy of the fund to declare dividends daily from investment income-net. Such dividends are paid monthly. Dividends from net realized capital gain are normally declared and paid annually, but the fund may make distributions on a more frequent basis to comply with the distribution requirements of the Internal Revenue Code of 1986, as amended (the " Code" ). To the extent that net realized capital gain can be offset by capital loss carryovers, it is the policy of the fund not to distribute such gain.

(d) Federal income taxes: It is the policy of the fund to continue to qualify as a regulated investment company, which can distribute tax exempt dividends, by complying with the applicable provisions of the Code, and to make distributions of income and net realized capital gain sufficient to relieve it from substantially all Federal income and excise taxes.


The fund has an unused capital loss carryover of approximately $4,001,000 available for Federal income tax purposes to be applied against future net securities profits, if any, realized subsequent to March 31, 2000. If not applied, $1,289,000 of the carryover expires in fiscal 2003, $2,461,000 expires in fiscal 2004 and $251,000 expires in fiscal 2008.

NOTE 2--Bank Line of Credit:

The fund participates with other Dreyfus-managed funds in a $500 million redemption credit facility (the "Facility" ) to be utilized for temporary or emergency purposes, including the financing of redemptions. In connection therewith, the fund has agreed to pay commitment fees on its pro rata portion of the Facility. Interest is charged to the fund at rates based on prevailing market rates in effect at the time of borrowings. During the period ended September 30, 2000, the fund did not borrow under the Facility.

NOTE 3--Management Fee and Other Transactions With Affiliates:

(a) Pursuant to a management agreement with the Manager, the management fee is computed at the annual rate of .60 of 1% of the value of the fund's average daily net assets and is payable monthly. The Manager had undertaken from April 1, 2000 through September 30, 2000 to reduce the management fee paid by the fund, to the extent that the fund's aggregate annual expenses, exclusive of taxes, brokerage fees, interest on borrowings, commitment fees and extraordinary expenses, exceeded an annual rate of .80 of 1% of the value of the fund's average daily net assets. The reduction in management fee, pursuant to the undertaking, amounted to $21,446, during the period ended September 30, 2000.

(b) Under the Shareholder Services Plan, the fund reimburses the Distributor an amount not to exceed an annual rate of .25 of 1% of the value of the fund's average daily net assets for certain allocated expenses of providing personal
services    and/or    maintaining    share    The    Fund

NOTES TO FINANCIAL STATEMENTS (Unaudited) (CONTINUED)

holder accounts. The services provided may include personal services relating to shareholder accounts, such as answering shareholder inquiries regarding the fund and providing reports and other information, and services related to the maintenance of shareholder accounts. During the period ended September 30, 2000, the fund was charged $85,000 pursuant to the Shareholder Services Plan.

The fund compensates Dreyfus Transfer, Inc., a wholly-owned subsidiary of the Manager, under a transfer agency agreement for providing personnel and facilities to perform transfer agency services for the fund. During the period ended September 30, 2000, the fund was charged $41,724 pursuant to the transfer agency agreement.

(c) Each Board member also serves as a Board member of other funds within the Dreyfus complex (collectively, the "Fund Group"). Effective August 2, 2000, each Board member who is not an "affiliated person" as defined in the Act receives an annual fee of $25,000 and an attendance fee of $4,000 for each in person meeting and $500 for telephone meetings. These fees are allocated among the funds in the Fund Group. The Chairman of the Board receives an additional 25% of such compensation. Prior to August 2, 2000, each Board member who was not an " affiliated person" as defined in the Act received from the fund an annual fee of $1,500 and an attendance fee of $250 per meeting. The Chairman of the Board received an additional 25% of such compensation. Subject to the fund's Emeritus Program Guidelines, Emeritus Board members, if any, receive 50% of the fund's annual retainer fee and per meeting fee paid at the time the Board member achieves emeritus status.

(d) A 1% redemption fee is charged and retained by the fund on shares redeemed within thirty days following the date of issuance, including redemptions made through the use of the fund's exchange privilege. Prior to June 1, 2000, this fee was chargeable within fifteen days following the date of issuance of such shares. During the period ended September 30, 2000, redemption fees retained by the fund amounted to $664.


NOTE 4--Securities Transactions:

The aggregate amount of purchases and sales of investment securities, excluding short-term securities, during the period ended September 30, 2000, amounted to $22,079,243 and $19,114,099, respectively.

At September 30, 2000, accumulated net unrealized appreciation on investments was $3,179,147, consisting of $3,769,419 gross unrealized appreciation and $590,272 gross unrealized depreciation.

At September 30, 2000, the cost of investments for Federal income tax purposes was substantially the same as the cost for financial reporting purposes (see the Statement of Investments).

                                                             The Fund

                                                           For More Information

  Dreyfus New Jersey Intermediate Municipal

  Bond Fund

  200 Park Avenue

  New York, NY 10166

Manager

  The Dreyfus Corporation

  200 Park Avenue

  New York, NY 10166

Custodian

  The Bank of New York

  100 Church Street

  New York, NY 10286

Transfer Agent &

Dividend Disbursing Agent

  Dreyfus Transfer, Inc.

  P.O. Box 9671

  Providence, RI 02940

Distributor

  Dreyfus Service Corporation

  200 Park Avenue

  New York, NY 10166

To obtain information:

BY TELEPHONE Call 1-800-645-6561

BY MAIL Write to: The Dreyfus Family of Funds 144 Glenn Curtiss Boulevard Uniondale, NY 11556-0144

BY E-MAIL  Send your request to info@dreyfus.com

ON THE INTERNET  Information can be viewed online or downloaded from:

http://www.dreyfus.com

(c) 2000 Dreyfus Service Corporation                                   751SA009